Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Sept 1, 2007- Sept 30, 2007

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Corp. (Case No. 07-11080) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation (Case No. 07-11081) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation II (Case No. 07-11082) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Acceptance Corporation (Case No. 07-11083) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Mortgage Partners, LLC (Case No. 07-11084) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

REPORT PREPARER: Subsidiaries	Homebanc Mortgage Corporation and Debtor

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors: Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: October 19, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Sept 1, 2007- Sept 30, 2007

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)	4

II.	Consolidating Statements of Operations (unaudited)	5

III.	Consolidating Statements of Cash Flows (unaudited)	6

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees	10

V.	Certifications	12

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings	11

VII.	Debtor Questionnaire	13

VIII.	Bank Account Summary

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007- September 30, 2007

Company Guide for Financial Statement Abbreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary are prepared in accordance with Generally Accepted Accounting Principals (“GAAP”) and as such contain both debtor and non-debtor entities. Listed below is a guide to the company abbreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MJ Captive	MI Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007- September 30, 2007

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF SEPTEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Assets
Cash	11,325	(2,338)	—	2,975	—	—	—	—	—	—	—	—	73		12,035
Restricted cash	10,790	—	—	(341)	—	—	—	—	—	—	—	—	—		10,449
Mortgage loans held for sale, net	543,013	—	—	(335)	85	—	—	—	—	—	—	(787)	—	1,037	543,013
Mortgage loans held for investment	—	—	—	—	176,156	316,097	540,044	52,724	639,415	841,545	808,890	423,442	—	(1,524)	3,796,789
Mortgage servicing rights	67,157	—	—	—		—	—	—	—	—	—	—	—		62,157
Receivable from custodian	—	—	—	—	7,470	8,356	6,946	1,709	3,916	8,261	4,978	2,446			44,082
Trading securities	752														752
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued interest receivable	(838)	—	—	—	906	1,280	2,023	306	2,513	3,285	3,365	1,896			14,736
Premises and equipment, net	15,631	—	—	19	—	—	—	—	—	—	—	—	—		15,650
Goodwill, net	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Deferred tax assets, net	16,502	—	—	—	—	—	—	—	—	—	—	—	—		16,502
Accounts receivable from affiliates	—	11,169	—	140,050	1,079	—	—	—	—	—	—	—	—	(152,298)	—
Investment in subsidiaries	—	—	—	392,980	—	—	—	—	—	—	—	—	—	(392,980)	—
Other assets	21,955	—	—	2,172	2,886	6,608	6,135	348	3,242	1,341	1,240	2,587	—		48,514

Total assets	686,287	8,831	—	537,520	188,582	332,341	555,148	55,087	649,086	854,432	818,473	429,584	73	(545,765)	4,569,679

Liabilities and shareholders’ equity
Warehouse lines of credit	562,345				—	—	—	—	—	—	—	—	—		562,345
Repurchase agreements	—			—											—
Loan funding payable	12,933	—	—	—	—	—	—	—	—	—	—	—	—		12,933
Accrued interest payble	—	—	—	—	—	—	—	—	—	—	—	—			—
Accrued expenses	21,794	—	—	2,515	—	—	—	—	—	—	—	—	—		24,309
Other accounts payable	—	—	—	(18,562)	—	—	—	—	—	—	—	—	—		(18,562)
Accounts payable to affiliates	36,590	—	188		—	6,758	4,909	2,296	13,587	42,682	35,041	10,282	73	(151,817)	589
Collateralized debt obligations	—	—	—		174,591	318,642	544,756	45,008	625,424	803,015	724,925	416,752	—		3,703,113
Junior subordinated debentures representing obligations for trust preferred securities	—			175,260											175,260

Total liabilities	633,662	—	188	159,260	174,591	325,400	549,665	47,304	639,011	845,697	809,966	427,034	73	(151,817)	4,459,987
Minority interest	64	—	—	—	—	—	—	—	—	—	—	—	—		64
Shareholders’ equity:
Preferred stock	—	—	—	47,992	—	—	—	—	—	—	—	—	—		47,992
Common stock	—	—	—	571	—	—	—	—	—	—	—	—	—		571
Additional paid-in-capital	393,898	25	25	278,865	—	—	—	—	—	—	—	—	—	(393,948)	278,865
Accumulated deficit	(341,337)	8,806	(213)	68,783	13,991	6,941	5,483	7,783	10,075	8,735	8,507	2,550	—		(199,896)
Treasury stock	—	—	—	(17,904)	—	—	—	—	—	—	—	—	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total shareholders’ equity	52,561	8,831	(188)	378,307	13,991	6,941	5,483	7,783	10,075	8,735	8,507	2,550	—	(393,948)	109,628

Total liabilities and shareholders’ equity	686,287	8,831	—	537,520	188,582	332,341	555,148	55,087	649,086	854,432	818,471	429,584	73	(545,765)	4,569,679

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079

HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007- September 30, 2007

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Revenues:
Net interest income:
Interest income:
Mortgage loans, including fees	15	—	—	891	1,024	1,499	2,397	376	2,898	3,799	3,832	2,143	—	—	18,874
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Trading securities	(981)	—	—	—	—	—	—	—	—	—	—	—	—		(981)

Total interest income	(966)	—	—	891	1,024	1,499	2,397	376	2,898	3,799	3,832	2,143	—	—	17,893
Total interest expense	—	—	—	1,570	(958)	(1,573)	(2,733)	(223)	(2,913)	(3,778)	(3,730)	(1,932)	—		(16,270)

Net interest income	(966)	—	—	2,461	66	(74)	(336)	153	(15)	21	102	211	—	—	1,623
Provision for loan losses	—	—	—	—	—	—	—	—	—	—	—	—	—		—

Net interest income after provision for loan losses	(966)	—	—	2,461	66	(74)	(336)	153	(15)	21	102	211	—	—	1,623
Net gain on sale of mortgage loans	(2)	—	—	—	—	—	—	—	—	—	—	—	—		(2)
Net gain on sale of securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Mortgage servicing income, net	1,148	—	—	—	—	—	—	—	—	—	—	—	—		1,148
Other revenue	73	—	—	—	—	—	—	—	—	—	—	—	—		73

Total revenues	253	—	—	2,461	66	(74)	(336)	153	(15)	21	102	211	—		2,842
Expenses
Salaries and associate benefits, net	746	—	—	115	—	—	—	—	—	—	—	—	—		861
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—		0
Marketing and promotions	108	—	—	—	—	—	—	—	—	—	—	—	—		108
Occupancy and equipment	845	—	—	—	—	—	—	—	—	—	—	—	—		845
Depreciation and amortization	491	—	—	—	—	—	—	—	—	—	—	—	—		491
Minority interest	—	—	—	—	—	—	—	—	—	—	—	—	—		0
Other operating expense	28,560	—	—	(92)	—	—	—	—	—	—	—	—	—		28,468

Total expenses	30,750			23	—	—	—	—	—	—	—	—	—	—	30,773

Loss before income taxes	(30,497)	—	—	2,438	66	(74)	(336)	153	(15)	21	102	211	—	—	(27,931)
Income tax expense

Net loss	(30,497)	0	0	2,438	66	(74)	(336)	153	(15)	21	102	211	0	0	(27,931)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007-
September 30, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2007

(Dollars in Thousands)

	September 30, 2007	December 31, 2006
Operating activities
Net loss	$(134,824)	$(6,480)
Adjustment to reconcile net loss to net cash (used in) provided by operating activities
Goodwill impairment	39,995
Depreciation and amortization	5,854	8,455
Net amortization of premium/accretion of discount on investment securities	(1,064)	(5,398)
Provision for loan losses	(3,830)	1,811
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,101)	1,960
Gain on sale of securities available for sale	(24,002)	—
Capitalization of mortage servicing rights	(23,172)	(42,865)
Change in fair value of mortage servicing rights	(77)	9,045
Loss on disposal of premises and equipment	27,518	20
Stock-based compensation, net	2,678	3,733
Compensation expense for Sales Equity Plan, net	158	570
Cumulative effect of change in accounting principle	—	(441)
Minority interest	22	(20)
Deferred taxes	5,716	537
Decrease (increase) in restricted cash	117,584	(112,289)
(Increase) decrease in mortgage loans held for sale, net	(163,714)	149,706
Increase in trading securities	4,072	(4,824)
Decrease in receivable from custodian	33,530	51,029
Decrease (increase) in accured interest receivable	7,651	(4,103)
Decrease (increase) in other assets	68,982	(33,195)
Decrease (increase) in accured interest payable	(9,144)	3,105
Decrease in other liabilities	(70,765)	(7,565)

Net cash (used in) provided by operating activities	$(121,933)	$12,801
Investing activities
Net principle collections of mortgage loans held for investment	573,739	708,822
Purchases of premises and equipment, net	(3,616)	(12,209)
Purchases of investment securities available for sale	—	(1,346,406)
Proceeds from the sale of securities available for sale	1,509,385	—
Proceeds from maturities and prepayments of investment securities available for sale	49,274	130,125
Purchase of investment securities held to maturity	—	(147,245)
Proceeds from maturities and prepayments of investment securities held to maturity	10,553	28,045

Net cash provided by (used in) investing activities	$2,139,335	$(638,872)
Financing activities
Increase (decrease) in warehouse credit facilities, net	157,580	(58,189)
(Decrease) increase in repurchase agreements, net	(1,527,470)	1,311,543
Net change in loan funding payable	(50,922)	(5,550)
Proceeds from debt issuance	—	571,837
Repayment of debt	(573,913)	(1,197,696)
Proceeds from issuance of preferred stock, net	—	47,992
Purchase of shares under share repurchase program	(16,499)	—
Purchase of shares under Sales Equity Plan	—	(993)
Cash dividends paid	(15,130)	(63,391)

Net cash (used in) provided by financing activities	$(2,026,354)	$605,553

Net increase (decrease) in cash	8,952	(20,518)
Cash and cash equivalents at beginning of period	20,987	41,505

Cash and cash equivalents at end of period	$12,035	$20,987

Supplemental disclosures
Non-cash investing and financing activities:
Cumulative effect of change in accounting principle	$(1,007)	$—
Transfers to mortgage loans held of sale from mortgage loans held for investment	—	357,117
Transfers to other real estate from mortage loans held for investment	6,300	8,628
Change in net unrealized gains and losses on available for sale securities	(10,473)	10,722
Change in net unrealized gains and losses on cash flow hedges	1,825	(41,184)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007- September 30, 2007

HBMC BALANCE SHEETS (unaudited)

AS OF SEPTEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	11,038	176	—	111		11,325
Restricted cash	10,790	—	—	—		10,790
Mortgage loans held for sale, net	543,013	—	—	—		543,013
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	67,157	—	—	—		67,157
Trading securities	752	—	—	—		752
Accrued interest receivable	(838)	—	—	—		(838)
Premises and equipment, net	15,561	70	—	—		15,631
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	16,502	—	—	—	—	16,502
Other assets	16,084	83	5,788	77		21,955
A/R from affiliates		4,246	571	—	(4,894)	—
Investment in subsidiaries	752	—	—	—	(752)	—

Total assets	680,811	4,575	6,359	188	(5,646)	686,287

Liabilities and shareholder’s equity
Warehouse lines of credit	562,345	—	—	—		562,345
Repurchase agreements	—		—	—		—
Loan funding payable	12,933	—	—	—		12,933
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	41,484	63	—	—	(4,894)	36,590
Other liabilities	21,731	—	—	—		21,794
Deferred tax liability		—	—	—		—

Total liabilities	638,493	63	—	—	(4,894)	633,662

Minority interest	—	36	—	28		64
Shareholder’s equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(351,580)	4,317	5,701	104	121	(341,337)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	42,318	4,476	6,359	160	(752)	52,561

Total liabilities and shareholder’s equity	680,811	4,575	6,359	188	(5,646)	686,287

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007- September 30, 2007

HBMC STATEMENT OF OPERATIONS (unaudited)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Revenues:
Net gain on sale of mortgages	(2)	—	—	—		(2)
Mortgage servicing income, net	1,148	—	—	—		1,148
Trading securities	—	—	—	—		—
Other revenue	73	—	—	—		73
Net interest income
Interest income	15	—	—	—		15
Interest Expense	—	—	—	—		—
Net interest income	15	—	—	—	—	15

Total revenues	1,234	—	—	—	—	1,234

Expenses:
Salaries and associate benefits, net	746	—	—	—		746
Goodwill impairment	—	—	—	—		—
Marketing and promotions	108	—	—	—		108
Occupancy and equipment expense	845	—	—	—		845
Depreciation and amortization	491	—	—	—		491
Interest expense, other	—	—	—	—		—
Minority interest	—	—	—	—		—
Loss on disposal of assets	27,122	—	—	—		27,122
Other operating expense	1,438	—	—	—		1,438

Total expenses	30,750	—	—	—	—	30,750

Loss before income taxes	(29,516)	—	—	—	—	(29,516)
Income tax expense	—	—	—	—	—	—

Loss before cumulative effect of change in accounting principle	(29,516)	—	—	—	—	(29,516)

Cumulative effect of change in accounting principle	—	—	—	—	—	—

Net loss	(29,516)	—	—	—	—	(29,516)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007- September 30, 2007

HBMC STATEMENT OF CASH FLOWS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2007

(Dollars in Thousands)

	September 30, 2007	December 31, 2006
Operating activities
Net loss	$(132,027)	$(76,____ )
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	39,995	—
Depreciation and amortization	5,820	8,371
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,101)	1,960
Capitalization of mortgage servicing rights	(23,172)	(42,865)
Change in fair value of mortgage servicing rights	(77)	9,045
Loss on disposal of premises and equipment and lease terminations	27,518	20
Stock-based compensation, net	3,240	772
Minority interest	22	(20)
Decrease in cash overdraft	—	—
Deferred taxes	5,716	537
Decrease (increase) in restricted cash	67,728	(63,679)
(Increases) decrease in mortgage loans held for sale, net	(163,714)	149,716
Purchase of mortgage loans held for sale from parent	—	—
Decrease (increase) in trading securities	4,072	(4,824)
Decrease (increase) in accrued interest receivable	1,498	(18)
Net change in funds due from/to affiliates	(53,427)	(300,459)
Decrease (increase) in other assets	29,211	(28,209)
(Decrease) increase in accrued interest payable	(2,127)	84
Decrease in other liabilities	(14,460)	(7,240)

Net cash used in operating activities	(209,285)	(352,812)

Investing activities
Purchase of premises and equipment, net	(3,593)	(12,310)
Proceeds from sale of trading securities	—	—

Net cash used in investing activities	(3,593)	(12,310)

Financing activities
Capital contribution	97,290	88,834
Increase in warehouse line of credit, net	157,580	264,988
Increase in repurchase agreements	—	—
Net change in intercompany debt	—	—
Net change in loan funding payable	(50,922)	(5,550)

Net cash provided by financing activities	203,948	348,272

Net decrease in cash	(8,930)	(16,850)
Cash and cash equivalents at beginning of period	20,255	37,105

Cash and cash equivalents at end of period	11,325	20,255

Supplemental disclosures
Cash paid during the period for interest	18,191	26,730

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007-
September 30, 2007

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners LLC
Total disbursements during the current month	$3,334	$113	$	$	$	$
LESS Transfers to Debtor-in-Possession Accounts
PLUS Estate Disbursements made by Outside Sources(i.e Illegible Escrow Accounts)

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$3,334	$113	$	$	$	$

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007-
September 30, 2007

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivables Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	3,664

Total Accounts Receivable	$3,664

Post-petition Accounts Payable as of Current Month-end

Number of days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - Trade	$—	$—	$—	$—	$—	$

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Sept 1, 2007-
Sept 30, 2007

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ September 30, 2007 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: October 19, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Sept 1, 2007-
Sept 30, 2007

VII. Debtor Questionnaire

	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	XXX

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		XXX

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	XXX

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	XXX

Notes:

During the month of September HomeBanc Mortgage Corporation sold certain personal property approved by Court order on 9/12/07.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	September 1, 2007-
September 30, 2007

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
Wachovia Master Cash	HBMC	2080000697499	3,474
Wachovia Master Cash	HMB	2000016950090	1,771
Wachovia Master Cash	HBFCI	2000015260875	(2,338)
Wachovia Master Cash	HBFCII	2000015260655	—
Wachovia Master Cash	HBAC	2000015260846	74
JPMC Operating	HBMC	113207618	96
JPMC Aggregation Collection	HBMC	730142627	7,458
JPMC Liquid Funding Collection	HBMC	709382329	10
JPMC Collection Account	HMB	113398359	495
JPMC Master Account	HMB	66656222	709
Wachovia Operating	HBMP	2000032602937	112
HomeBanc Title Partners Operating	HB Mlg Partners	Non-Debtor	174

			12,035

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ September 30, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: October 19, 2007